UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2008
Getting Ready Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-51314	30-0131755

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Fairway Drive, Suite 134 Vernon Hills, Illinois	60061

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (847) 362-8200
N/A
(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.
     On September 26, 2008 the registrant announced in a press release the consummation of a merger transaction in which Winston Laboratories, Inc., a Delaware corporation, became a wholly-owned subsidiary of the registrant.
     A copy of the Press Release is filed herewith as Exhibit 99.1.
Item 9.01.     Financial Statements and Exhibits.
     (d)
                       Exhibit 99.1     Press Release of registrant dated September 26, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 2, 2008	Getting Ready Corporation

	By:	/s/ Joel E. Bernstein, M.D.
Joel E. Bernstein, M.D.
Chief Executive Officer

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